Exhibit 99.1

CONSOLIDATED FINANCIAL STATEMENTS

[***] AND AFFILIATES

dba [***]

December 31, 2020

- - - o o 0 o o - - -

C O N T E N T S

P A G E

- - - o o 0 o o - - -

July 16, 2021

To the Partners

[***] and Affiliates dba [***]

[***], Michigan

Independent Auditor’s Report

We have audited the accompanying consolidated financial statements of [***] and affiliates dba [***], (collectively the Company), which comprise the consolidated balance sheet as of December 31, 2020, and the related consolidated statement of operations and comprehensive income, partners’ equity and cash flows for the year then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

HILL, BARTH & KING LLC | 6603 SUMMIT DRIVE CANFIELD, OHIO 44406 | TEL 330-758-8613 FAX 330-758-0357 | HBKCPA.COM

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2020, and the result of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter – Cannabis Laws

As discussed in Note C to the consolidated financial statements, [***] and Affiliates operates in the cannabis industry which is legal in the State of Michigan but illegal under United States federal law. Our opinion is not modified with respect to this matter.

Certified Public Accountants

CONSOLIDATED BALANCE SHEET

[***] AND AFFILIATES

dba [***]

December 31, 2020

ASSETS

CURRENT ASSETS

Cash	$5,885,025
Accounts receivable - net of allowance for doubtful accounts of $144,000	1,456,039
Inventory - NOTE D	4,962,673
Prepaid expenses	316,439
TOTAL CURRENT ASSETS	12,620,176

OTHER ASSETS

Commercial rental property - NOTE E	38,809,732
Intangibles - NOTE F	7,121,483
Due from related party - NOTE G	544,170
Deposits	62,800
TOTAL OTHER ASSETS	46,538,185
$59,158,361

See accompanying notes to consolidated financial statements

CONSOLIDATED BALANCE SHEET

[***] AND AFFILIATES

dba [***]

December 31, 2020

LIABILITIES AND PARTNERS’ EQUITY

CURRENT LIABILITIES
Notes payable to vendors	$3,560,402
Accounts payable	1,102,073
Accrued payroll and related taxes	517,909
Accrued sales and excise taxes	189,700
Other accrued liabilities	193,374
Working capital advance - NOTE L	2,000,000
Current portion of accrued interest payable	2,986,287
Current portion of long-term debt - NOTE J	37,368
Current portion of convertible notes payable - NOTE H	16,906,476
TOTAL CURRENT LIABILITIES	27,493,589
NONCURRENT LIABILITIES
Note payable - related party - NOTE G	601,220
Accrued interest payable	1,369,879
Long-term debt - NOTE J	385,313
Convertible notes payable - NOTE H	1,267,002
Warrant liability - NOTE I	3,571,479
Deficit in loss of joint venture - NOTE K	93,885
Escrow deposits	50,000
TOTAL NONCURRENT LIABILITIES	7,338,778
TOTAL LIABILITIES	34,832,367
PARTNERS’ EQUITY
Controlling interest	2,768,925
Non-controlling interest	25,128,548
Accumulated other comprehensive loss	(3,571,479)
TOTAL PARTNERS’ EQUITY	24,325,994
$59,158,361

See accompanying notes to consolidated financial statements

CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

[***] AND AFFILIATES

dba [***]

Year ended December 31, 2020

OPERATING INCOME
Sales	$22,967,240
Cost of sales	5,942,782
GROSS PROFIT	17,024,458
OPERATING EXPENSES
Equipment rental	23,947
Telecommunications	21,438
IT consulting fee	253,248
Provision for doubtful accounts	144,000
Depreciation and amortization	759,669
Insurance	174,015
Office expense	669,271
Taxes	348,994
Marketing and advertising	286,373
Professional fees	1,017,515
Legal fees	1,479,337
Rent expense	245,025
Repairs and maintenance	56,220
Travel	342,665
Utilities	17,803
Salaries and wages	3,048,113
Licensing fees	904,112
Environmental fees	1,053
TOTAL OPERATING EXPENSES	9,792,798
INCOME FROM OPERATIONS	7,231,660
OTHER INCOME (EXPENSE)
ATM fee	21,903
Gain on joint venture	4,000,000
Other income	20,206
Interest expense	(3,985,258)
Deficit in loss of joint venture	(93,885)
(37,034)
NET INCOME	7,194,626
Net income attributed to non-controlling interest	795,726
Net income attributed to controlling interest	6,398,900
OTHER COMPREHENSIVE LOSS
Unit-based compensation	(2,090,386)
TOTAL COMPREHENSIVE INCOME	$5,104,240

CONSOLIDATED STATEMENT OF PARTNERS’ EQUITY

[***] AND AFFILIATES

dba [***]

Year ended December 31, 2020

	CONTROLLING INTEREST PARTNERS’ EQUITY (DEFICIT)	NON- CONTROLLING INTEREST PARTNERS’ EQUITY	ACCUMULATED OTHER COMPREHENSIVE LOSS	TOTAL
Balance, December 31, 2019	$(4,099,975)	$7,382,893	$(1,481,093)	$1,801,825
Net income	6,398,900	795,726	0	7,194,626
Warrants issued	0	0	(2,090,386)	(2,090,386)
Contributions	500,000	17,874,292	0	18,374,292
Distributions	(30,000)	(924,363)	0	(954,363)
Balance, December 31, 2020	$2,768,925	$25,128,548	$(3,571,479)	$24,325,994

See accompanying notes to consolidated financial statements

CONSOLIDATED STATEMENT OF CASH FLOWS

[***] AND AFFILIATES

dba [***]

Year ended December 31, 2020

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$7,194,626
Adjustments to reconcile net income to cash
provided by operating activities:
Depreciation and amortization	759,669
Deferred financing costs interest expense	104,500
Equity in loss from joint venture	(93,885)
Increase in accounts receivable	(1,317,102)
Increase in inventory	(3,641,854)
Increase in prepaid expenses	(272,130)
Increase in deposits	(3,500)
Decrease in accounts payable and accrued liabilities	(2,372,883)
NET CASH PROVIDED BY OPERATING ACTIVITIES	357,441
CASH FLOWS FROM INVESTING ACTIVITIES
Cash paid for intangible assets	(1,231,324)
Cash paid for purchase of property and equipment	(8,769,642)
NET CASH USED IN INVESTING ACTIVITIES	(10,000,966)
CASH FLOWS FROM FINANCING ACTIVITIES
Payments on current-term debt	(100,000)
Proceeds from working capital advance	2,000,000
Payments on convertible notes payable	(4,480,717)
Payments for debt issuance costs	(90,000)
Capital contributions	18,374,292
Distributions	(954,363)
NET CASH PROVIDED BY FINANCING ACTIVITIES	14,749,212
NET INCREASE IN CASH	5,105,687
CASH
Beginning of year	779,338
End of year	$5,885,025
NONCASH INVESTING AND FINANCING ACTIVITIES
Issuance of unit-based compensation for warrants	$2,090,386
Purchase of commercial rental property by issuing note payable	$1,023,901

See accompanying notes to consolidated financial statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

[***] AND AFFILIATES

dba [***]

December 31, 2020

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Consolidation:

The accompanying consolidated financial statements of [***] and affiliates dba [***] (the Company) include the accounts of [***] and subsidiaries and [***] and subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation. Generally accepted accounting principles require certain Variable Interest Entities (VIE) to be consolidated by the primary beneficiary of the entity where the company is the primary beneficiary. Effective January 1, 2020, [***] holds the controlling financial interest of [***] (see Note B).

Business Activity:

[***] was formed on October 29, 2018 as a Delaware limited partnership to serve as the holding company for three subsidiaries described below. At December 31, 2020, the company consists of thirty-one limited partners and one general partner, [***]. The general partner has been assigned 100 general partner units and has no economic interest in the limited partnership. [***] and subsidiaries are collectively known as [***].

In December 2018, the company formed a new wholly-owned subsidiary, [***]. [***] is primarily engaged in the holding and leasing of real estate assets under lease agreements. All activity for the year ended December 31, 2020 resided in [***]’s subsidiary, [***]. Accordingly, no consolidating between the [***] and [***] has been included in the consolidated financial statements.

[***] was formed under the name [***] on November 27, 2017 as a Michigan limited liability corporation. Effective November 30, 2017, the corporation converted to a Delaware limited partnership under the name [***] ([***]). On January 8, 2019, [***] received a 100% interest of [***] from its owners. [***] conversely contributed the interest to [***]. The partnership is engaged in the holding and leasing of real estate assets under lease agreements.

In December 2018, [***] formed a new wholly-owned subsidiary, [***]. [***] is primarily engaged in providing business consulting, accounting, administrative, technological, financial, construction, and related services under service agreements.

In December 2018, the company formed a new wholly-owned subsidiary, [***]. [***] is primarily engaged in providing equipment, furniture, and fixtures under lease agreements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

[***] AND AFFILIATES

dba [***]

December 31, 2020

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Business Activity (Continued):

[***] was formed on November 21, 2017 to hold the operating entities described below. The company consists of five limited partners and a general partner. [***] and subsidiaries are collectively known as [***].

In November 2017, [***] formed a wholly-owned subsidiary, [***]. [***], is primarily used as a holding company for two wholly-owned subsidiaries, [***] and [***], which operate as licensed growers under the Michigan Medical Marihuana Facilities Licensing Act (MMFLA). [***] commenced operations during 2020.

In November 2017, [***] formed a wholly-owned subsidiary, [***]. [***], is primarily used as a holding company for two wholly-owned subsidiaries, [***] and [***], which intend to operate as licensed processors under MMFLA. There was no operating activity for the year ended December 31, 2020.

In November 2017, [***] formed a wholly-owned subsidiary, [***]. [***], is primarily used as a holding company for nine wholly-owned subsidiaries, [***], [***], [***], [***], [***], [***], [***], [***] and [***], which operate as licensed provisioning centers under MMFLA. During 2020, [***], [***], [***], and [***] commenced operations.

Nature of Activities:

[***]’s operations are dependent on economic and legal conditions which affect the medicinal and adult-use recreational cannabis and health care industries, and changes in those conditions may affect the [***]’s continuing operations. While the nature of [***]’s business is legalized and approved by the State of Michigan, it is considered to be an illegal activity under federal law. Accordingly, certain additional risks and uncertainties are prevalent as discussed in the following notes.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

[***] AND AFFILIATES

dba [***]

December 31, 2020

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition:

[***]’s revenue consists primarily of wholesale flower, cultivation and sales, and retail sales to medical cannabis patients and adult use customers in Michigan. [***] recognizes revenue at the amount they expect to be entitled to in exchange for promised goods for which control has been transferred to customers. If the consideration agreed to in a contract includes a variable amount, [***] estimates the amount of consideration they expect to be entitled to in exchange for transferring the promised goods to the customer. Generally, revenue is recognized at a point in time when cash is delivered for standard promised goods and when title and risk of loss pass to the customer. Revenue is not recognized for merchandise expected to be returned. [***] recognizes a liability for expected returns, which is estimated based on historical return rates.

[***] earns revenue through providing administrative and licensing services and renting equipment and fixed assets and various properties. Agreements have been entered into with [***] and have varying monthly payments and expiration dates. These transactions have been eliminated in consolidation.

Recently Adopted Accounting Standards:

The Company adopted Accounting Standards Update (ASU) No 2014-09, Revenue from Contracts with Customers (Topic 606) as of January 1, 2020. The ASU provides a single principles based revenue recognition model with a five step analysis of transactions to determine when and how revenue is recognized. The adoption of the ASU did not have an impact on the Company’s results of operations.

Rental Property:

Rental property and equipment are stated at cost. Costs of major renewals and betterments that extend the lives of assets are capitalized. Repairs and maintenance costs are recorded as expense in the year incurred. Depreciation of rental property is computed using primarily the straight-line method over estimated useful lives. Depreciation expense was $613,747 for the year ended December 31, 2020.

Cash:

The Company considers highly liquid debt instruments purchased with original maturity dates of three months or less to be cash. The Company maintains cash balances in various financial institutions. The balances are insured by the Federal Deposit Insurance Corporation subject to various limits and conditions. The Company’s cash balances may from time to time exceed the insured limit.

Debt Acquisition Costs:

Debt acquisition costs are amortized over the term of the related debt which expires in August 2021. Unamortized debt acquisition costs totaled $123,083 at December 31, 2020, which is included in convertible notes payable on the consolidated balance sheet. The amortization of debt acquisition costs for the year ended December 31, 2020 totaled $104,500, which is recorded in interest expense on the consolidated statement of operations and comprehensive income.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

[***] AND AFFILIATES

dba [***]

December 31, 2020

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounts Receivable:

Accounts receivable are presented in the consolidated balance sheet at their original invoice amount. Receivables are written off when they are determined to be uncollectible. The Company performs ongoing credit evaluations of its customers’ financial condition and generally, requires no collateral for credit customers.

The allowance for doubtful accounts is maintained at the amount estimated to sufficiently cover future write-offs and subsequent recoveries, general economic conditions and the age and balance of outstanding accounts. Additions to the allowance are made by means of the provision for doubtful accounts.

Intangible Assets:

The Company records its license(s) under the Michigan Medical Marihuana Facilities Licensing Act (MMFLA) and the Marijuana Regulatory Agency (MRA) at cost. These intangible assets have an indefinite useful life as they can be perpetually renewed on an annual basis; therefore, they are not amortized. The license(s) are tested for impairment of the carrying value on no less than an annual basis.

Inventories:

Inventory consists primarily of raw materials, work-in-process, and finished goods and is stated at the lower of cost or net realizable value. Due to state and federal regulations, the Company tracks its cannabis products including raw materials from seed to finished goods. Work-in-process consists of raw materials, direct labor, and related production overhead.

Allocation of Income or Loss:

Income or loss is allocated in accordance with provisions of the Partnership agreement. In 2020, the net income was allocated to each partner in accordance with the Partnership agreement.

Marketing and Advertising:

The Company expenses the cost of advertising as incurred. Marketing and advertising expense for the year ended December 31, 2020 totaled $286,373.

Income Taxes:

The Company is taxed as a partnership for federal and state income tax purposes. The partners are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liability for federal or state income taxes has been included in the consolidated financial statements. Any trade or business which is trafficking in a controlled substance under Schedule I or Schedule II of the Controlled Substances Act is prohibited from claiming any deductions or credits against such business’ income for the year. Pursuant to Section 280e of the Internal Revenue Code of 1986, as amended, the only available tax deduction for businesses in the medical marihuana industry is a deduction for cost of goods sold.

As of December 31, 2020, the Company had no uncertain tax positions and associated unrecognized benefits that materially impact the consolidated financial statements or related disclosures. No interest or penalties were recognized for the year ended December 31, 2020.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

[***] AND AFFILIATES

dba [***]

December 31, 2020

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates:

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Equity Method Investments:

Investment in partnerships and less-than-majority owned subsidiaries in which the Company does not have control but has the ability to exercise significant influence over operating and financial policies, are accounted for using the equity method of accounting. The equity method investments are shown in the Company’s consolidated balance sheet as “deficit in loss of joint venture” and the Company’s share of earnings or losses from these investments is shown in the accompanying consolidated statement of operations and comprehensive income as “deficit in loss of joint venture.”

Equity method investments are initially recognized at cost which is the same as the price paid to acquire the holding in the investee. Under the equity method, the carrying amount of the equity joint venture is adjusted annually by the percentage of any change in its equity corresponding to the Company’s percentage interest in this equity joint venture. The carrying costs of these investments are also increased or decreased to reflect additional contributions or withdrawals of capital. Any difference in the book equity and the Company’s pro-rata share of the net assets of the investment will be reported as gain or loss at the time of the liquidation of the investment.

A loss in value of an investment that is other than a temporary decline shall be recognized. Evidence of a loss in value might include, but would not necessarily be limited to, absence of an ability to recover the carrying amount of the investment or inability of the investee to sustain an earnings capacity that would justify the carrying amount of the investment. A current fair value of an investment that is less than its carrying amount may indicate a loss in value of the investment. However, a decline in the quoted market price below the carrying amount or the existence of operating losses is not necessarily indicative of a loss in value that is other than temporary. When management evaluates the investment in joint venture for impairment, management makes significant assumptions and estimates about the extent and timing of future cash flows, growth rates, market shares, and discount rates that are considered unobservable inputs in the Company’s valuation methodologies.

Investment in Joint Venture:

The Company has a 49% interest in [***] (joint venture), which it records on the equity method and, accordingly, includes its share of that affiliate’s net income (loss) in results of operations.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

[***] AND AFFILIATES

dba [***]

December 31, 2020

NOTE B - VARIABLE INTEREST ENTITY IS CONSOLIDATED

[***] have entered into various agreements with [***]. These agreements include, a service fee agreement, a lease agreement, an equipment lease agreement and a licensing fee agreement. The service fee agreement totaled $8,270,000 for the year ended December 31, 2020. The lease agreement totaled $13,560,000 for the year ended December 31, 2020. The equipment lease agreement totaled $624,738 for the year ended December 31, 2020. The licensing fee agreement totaled $490,000 for the year ended December 31, 2020. [***] and [***] have a convertible note payable/note receivable and a $20,000,000 credit security agreement with [***] being the primary beneficiary. The loan bears interest at prime rate.

Management analyzes the Company’s variable interest including loans, equity investments, and agreements to determine if the Company has any variable interest in variable interest entities. This analysis includes both qualitative and quantitative reviews. Qualitative analysis is based on an evaluation of the design of the entity, its organization structure including decision making ability, and financial agreements. Quantitative analysis is based on the entity’s forecasted cash flows. Generally accepted accounting principles view the economic substance of the arrangement as giving [***] a controlling financial interest in [***] and therefore require that [***] present its financial statements consolidated with those of [***]. The accompanying consolidated financial statements therefore include the financial results of [***] as of January 1, 2020, the date [***] effectively acquired the controlling financial interest. The effects of the above agreements and transactions between these two entities are eliminated in consolidation.

NOTE C - CONTINGENCIES

[***] engages in the medical and adult-use marihuana business. Marihuana is currently illegal under federal law. It is a Schedule I controlled substance. Accordingly, in those jurisdictions in which the use of medical marihuana has been legalized at the state level, its prescription is a violation of federal law. The United States Supreme Court has ruled that the federal government has the right to regulate and criminalize marihuana, even for medical purposes. Therefore, federal law criminalizing the use of marihuana supersedes state laws that legalize its use for medicinal purposes. The current administration had decided to not prosecute anyone operating in accordance with state law. A change in the federal position towards enforcement could cripple the industry, rendering the Company unable to operate.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

[***] AND AFFILIATES

dba [***]

December 31, 2020

NOTE D - INVENTORY

Inventory at December 31, 2020 is summarized as follows:

Accessory	$87,644
Work in process	1,959,443
Concentrate	766,192
Edible	242,473
Bulk flower	1,708,001
Prepackaged flower	185,092
Non-edible	13,828
TOTAL	$4,962,673

NOTE E - COMMERCIAL RENTAL PROPERTY

Commercial rental property at December 31, 2020 is summarized as follows:

Land and land improvements	$1,567,159
Building and improvements	28,574,126
Furniture and fixtures	661,592
Office equipment	390,159
Construction in process	8,287,697
39,480,733
Less accumulated depreciation	671,001
TOTAL	$38,809,732

NOTE F - INTANGIBLES

The Company paid costs for branding related to the business during 2020 totaling $1,231,324. This intangible asset has an indefinite useful life; therefore, it is not amortized. The intangible asset is tested for impairment of the carrying value on no less than an annual basis.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

[***] AND AFFILIATES

dba [***]

December 31, 2020

NOTE G - CONTROLLING INTEREST AND RELATED PARTY TRANSACTIONS

Controlling Interest:

Five of the limited partners of [***] hold 78.87% of the outstanding limited partner units and also have 100% ownership in [***].

Related Party Transactions:

The Company has an advance to a related party totaling $495,337 included in other assets. There are no stated repayment terms or a maturity date.

The Company has an advance to a related party totaling $48,833 included in other assets. There are no stated repayment terms or a maturity date.

The Company purchased land from a related party totaling $601,220 at December 31, 2020 by issuing a note payable. This unsecured note accrues interest at 10.00% and is due March 2022. Accrued interest related to this note totaled $99,996 at December 31, 2020.

NOTE H - CONVERTIBLE NOTES PAYABLE

[Lender A]:

On January 31, 2019, [***] issued two convertible promissory notes to [Lender A] in aggregate principal amount of $3,000,000 for which principal and interest are due one year from issuance collateralized by all assets of [***]. Interest of 5% is payable at the maturity of the notes and accrues on an annual basis. The notes allow the investor to convert all, or any portion, of the outstanding principal and accrued interest on the notes into partnership interest at the maturity date. The conversion rights of the notes, if fully exercised, would result in the investor receiving 438,819 partnership units in the aggregate. In January 2020, the aforementioned debt and accrued interest to [Lender A] was repaid in full.

[Lender B]:

In July 2020, [***] amended the convertible promissory note with [Lender B] to a principal amount of $4,500,000 with principal and interest due August 28, 2022. Interest of 12% is payable at maturity of the note and accrues at the end of each month. A payment of $1,051,665 was made on the principal amount of the note by FulFill Holdings, Inc. in exchange for 150,667 units at $6.98 per unit. This prepayment of the note shall apply to the payments from November 2020 through March 2021.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

[***] AND AFFILIATES

dba [***]

December 31, 2020

NOTE H - CONVERTIBLE NOTES PAYABLE (CONTINUED)

[Lender C]:

During 2019, [***] issued a series of senior secured convertible promissory notes via three tranches to a set of various funds known as [Lender C] in the aggregate principal amount of $15,000,000 for which principal and interest are due within eighteen months after issuance. For each note, the option to extend the maturity to twenty-four months after issuance is available if notice is given within ninety days of the original maturity date. Interest of 12.5% plus 2.5% LIBOR rate is payable at the maturity of the notes, with the interest accruing at the end of each month. Debt issuance costs of $359,000 will be amortized over the life of the notes. Debt issuance amortization expense was $104,500 for the year ended December 31, 2020. The notes allow investors to convert all, or any portion, of the outstanding principal and accrued interest on the notes into partnership interest at the maturity date. Partnership interest percentages will be subject to various factors, including but not limited to capitalization of [***] at the time of issuance.

Tranche 1 of the notes with [Lender C] were issued on March 5, 2019 for a total principal value of $5,000,000 originally maturing on September 5, 2020. The extension was exercised for the additional six months bringing the maturity date to March 2021.

Tranche 2 of the notes with [Lender C] were issued on July 12, 2019, July 18, 2019, and July 30, 2019 for a total principal value of $5,000,000 originally maturing on January 12, 2021, January 18, 2021, and January 30, 2021, respectively. The extension was exercised for the additional six months bringing the maturity dates to January 12, 2022, January 18, 2022, and January 30, 2022, respectively.

Tranche 3 of the notes with [Lender C] were issued on September 12, 2019 for a total principal value of $5,000,000 originally maturing on March 12, 2021 with no extension.

Interest accrued on the [Lender A], [Lender B], and [Lender C] convertible notes payable amounted to $2,939,222 during the year ended December 31, 2020.

NOTE I - WARRANTS

[Lender C] Warrants:

In 2019, warrants were issued concurrently with each of the aforementioned tranches of [Lender C] convertible notes payable. The detachable warrants have maturity dates varying between September 2021 and March 2022 and entitle the holder to purchase [***] units determined by dividing the warrant value by a per unit exercise price. Tranche 1 can be converted to 2,433,100 units at a conversion price of $6.98 a unit, Tranche 2 can be converted to 1,707,285 units at $6.98 a unit, and Tranche 3 can be converted into 1,069,314 units at $10.47 a unit.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

[***] AND AFFILIATES

dba [***]

December 31, 2020

NOTE I - WARRANTS (CONTINUED)

[Lender C] Warrants (Continued):

In 2020, the same warrants, were revalued and assigned a value of $4,794,697 using the Black- Scholes valuation model: a term of one and a half years, risk-free rate of 1.15%, volatility of 80.1%, and a dividend yield of zero. The discounts on the notes for the detrimental conversion feature and the warrants being amortized to unit-based compensation, over the thirty months, total $1,917,879 for the year ended December 31, 2020. [***] has recorded a warrant liability for the same amount as of December 31, 2020. The weighted average price of the warrants granted as of December 31, 2020 is $7.70.

[Warrant Holder D] Warrants:

On August 21, 2020, eight warrants were issued to various individuals associated with [Warrant Holder D] The warrants have a maturity date of August 21, 2022 and entitle the holder to purchase [***] units determined by dividing the warrant value by a per unit exercise price. The first warrant can be converted to 68,824 units at a conversion price of $10.47 a unit, the second warrant can be converted to 24,929 units at a conversion price of $10.47 a unit, the third warrant can be converted to 13,755 units at a conversion price of $10.47 a unit, the fourth warrant can be converted to 5,161 units at a conversion price of $10.47 a unit, the fifth warrant can be converted to 7,742 units at a conversion price of $10.47 a unit, the sixth warrant can be converted to 34,399 units at a conversion price of $10.47 a unit, the seventh warrant can be converted to 86,011 units at a conversion price of $10.47 a unit, and the eighth warrant can be converted to 17,213 units at a conversion price of $10.47 a unit. The warrants, which expire two years from issuance, were assigned a value of $2,701,710 using the Black-Scholes valuation model: a term of two years, risk-free rate of 1.30%, volatility of 77.1%, and a dividend yield of zero. The discounts on the warrants and notes for the detrimental conversion feature and the warrants being amortized to unit-based compensation, over the two years, total $172,507 for the year ended December 31, 2020. [***] recorded a warrant liability for the same amount as of December 31, 2020. The weighted average price of the warrants granted as of December 31, 2020 is $10.47.

NOTE J - LONG-TERM DEBT

The following is a summary of long-term debt as of December 31, 2020:

Mortgage note payable to bank, collateralized by property, payable in monthly installments including interest of 3.69% through August 2035	$422,681
Less principal due within one year	37,368
TOTAL LONG-TERM DEBT	$385,313

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

[***] AND AFFILIATES

dba [***]

December 31, 2020

NOTE J - LONG-TERM DEBT (CONTINUED)

Principal amounts due on long-term debt for each of the five years following December 31, 2020 and thereafter are as follows:

2021	$37,368
2022	37,368
2023	37,368
2024	37,368
2025	37,368
Thereafter	235,841

NOTE K - [***] JOINT VENTURE

In January 2020, [***] entered into a joint venture, [***] with a third-party. [***] owns 49% of [***] as a result of this transaction. The purpose of the entity is to co-operate a provisioning center, cultivation facility, and a production facility in [***] , Michigan and a lounge facility located in [***], Michigan. The joint venture is subject to numerous service agreements, credit agreements, equipment lease agreements, supply agreements, intellectual property agreements, intellectual property sub agreements, land contracts, leases, subleases, and a global transaction agreement. These agreements have various terms ranging from 10 to 20 years with options for renewals ranging from 1 to 5 years thereafter. [***]’s subsidiary [***], which operates as a single member LLC, is subject specifically to intellectual property agreements from this operating agreement. [***]’s related party is subject to the sublease agreement, intellectual property sublease agreement, services agreement, equipment lease agreements, membership interest transfer restriction and succession agreement, a supply agreement and is the recipient of a credit and security agreement. Within the agreement, the majority partner of [***] has the option to purchase a 51% interest in three related company subsidiaries consisting of [***], [***] and [***]. As of the date of this financial statement, the option has not been exercised.

As part of consideration for this joint venture, the third-party LLC shall commit funding for startup expenses, equipment expenses, and tenant improvements on the real estate located at [***], Michigan. [***] was the recipient of $4,000,000 of consideration from the third-party LLC, treated as an asset sale for tax purposes. The $4,000,000 of consideration was received in the form of a wire transfer of $2,425,000 with the remaining balance used to satisfy the principal and interest associated with a debt owed to [Lender A]. The Company was assigned the rights to a land contract from a third-party for land where [***] operates. The consideration paid for this assignment was $601,542 in the form of an advance in January 2020.

[***] purchases inventory from the Company throughout the year. At December 31, 2020, the Company has an outstanding account receivable in the amount of $827,465.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

[***] AND AFFILIATES

dba [***]

December 31, 2020

NOTE L - COMMITMENTS

In April 2020, [***] and its affiliate, [***], entered into a royalty agreement with a third-party for a non-exclusive right for the affiliate to utilize certain branded genetic products. The Company received a $2,000,000 working capital advance that is classified as a current liability in the consolidated financial statements. The agreement calls for a procurement fee on the first 6,000 pounds of product sold totaling $6,600,000 as well as royalty payments on all sales. Management expects to repay the working capital advance and remaining procurement fee totaling $6,600,000 in the near term.

NOTE M - COVID-19

On January 30, 2020, the World Health Organization (“WHO”) announced a global health emergency because of a new strain of coronavirus (the “COVID-19 outbreak”) and the risks to the international community as the virus spreads globally beyond its point of origin. In March 2020, the WHO classified the COVID-19 outbreak as a pandemic, based on the rapid increase in exposure globally.

The full impact of the COVID-19 outbreak continues to evolve as of the date of this report. As such, it is uncertain as to the full magnitude that the pandemic will have on the Company’s financial condition, liquidity, and future results of operations. Management is actively monitoring the global situation on its financial condition, liquidity, operations, suppliers, industry, and workforce.

Given the daily evolution of the COVID-19 outbreak and the global response to curb its spread, the Company is not able to estimate the effects of the COVID-19 outbreak on its results of operations, financial condition or liquidity for fiscal year 2021.